EXHIBIT NO. 22


SUBSIDIARIES


Form Flow, Inc.
6901 Cogswell
Romulus, Michigan 48174


L & H Die, Inc.
38200 Ecorse Road
Romulus, Michigan 48174


Micanol, Inc.
38200 Ecorse Road
Romulus, Michigan 48174


Uniflow Corporation
46001 Grand River Avenue
Novi, Michigan 48374


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